Exhibit 10.9

ENTERPRISE ACQUISITION CORP.

July 19, 2007

Bell & Staton, Inc.

6800 Broken Sound Parkway

Boca Raton, Florida 33487

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of Enterprise Acquisition Corp. (“Company”) and continuing until the consummation by the Company of a “Business Combination” (as described in the Company’s IPO prospectus) or its liquidation, Bell & Staton, Inc. shall make available to the Company certain general and administrative services including office space, utilities and secretarial support, as may be required by the Company from time to time, situated at 6800 Broken Sound Parkway, Boca Raton, Florida 33487 (or any successor location). In exchange therefor, the Company shall pay Bell & Staton, Inc. the sum of $7,500 per month on the Effective Date and continuing monthly thereafter.

Very truly yours,

ENTERPRISE ACQUISITION CORP.

By: /s/ Daniel C. Staton

Name:	Daniel C. Staton
Title:	President and Chief Executive Officer

AGREED TO AND ACCEPTED BY:

Bell & Staton, Inc.

By:/s/ Marc H. Bell

Name: Marc H. Bell

Title: President